Purchase Agreement

As of July 13, 2023,

This exclusive purchase agreement (the “Purchase Agreement”) is made between VV Markets, LLC (“Purchaser” or “us”) and Vinvesto, Inc. (“Seller” or “you”) with regard to the assets described below (each individually an “Asset”, collectively the “Assets”).

Key Deal Points

-The purchaser shall pay and deliver the purchase price following notice from the Seller that all of the Assets have been acquired and all consideration for the Assets paid to the relevant third parties by the Seller, and subject to the qualification by the SEC of the Purchaser’s investment offering and the investment of sufficient funds in that offering.

-The Purchaser and Seller agree to take reasonable steps to confirm the method and time of payment of the Purchase Price, including any information that the Purchaser requires to initiate a wire transfer to the Seller.

-We have agreed with you to a purchase price and form of consideration to be paid for each Asset, as outlined below.

Your Rights and Obligations

-You have the ability to supply the Assets listed in the Asset Table.

-Upon trade settlement, you will store, maintain, and insure the Asset(s) as part of your inventory and consistent with the manner in which they were stored, maintained, and insured prior to the date of this Purchase Agreement.

-You will provide us with reasonable access to the Asset(s) for the creation of marketing materials.  Marketing materials remain our property.

-Right to possession of the Assets shall transfer to the Purchaser upon payment of the Purchase Price. It is the Seller’s duty to ensure the Assets are delivered to the Purchaser or to the Purchaser’s designated storage facility in the same condition as when purchased by the Seller.

-Upon the completion of the offering, you will continue to store, maintain, and insure the assets, in exchange for the payment of storage fees.

The Results:

-Upon the successful completion of the relevant offering through the Vint platform, you will receive payment of the Consideration for the associated Asset, as outlined below, and we will assume title in, and take possession of, the Asset(s), unless otherwise mutually agreed by you and us.

Other:

-This Purchase Agreement may be modified or amended only with the prior written consent of both Purchaser and Seller.

Asset Table

Left Bank 2022 En Primeur Collection
Wine	Vintage	Bottles	% Weighting of Collection (as per acquisition price)
Beychevelle	2022	6	0.43%
Branaire Ducru	2022	12	0.51%
Branaire Ducru	2022	36	1.53%
Branaire Ducru	2022	24	1.02%
Branaire Ducru	2022	24	1.02%
Brane Cantenac	2022	6	0.39%
Brane Cantenac	2022	12	0.77%
Calon Segur	2022	6	0.66%
Calon Segur	2022	24	2.63%
Cantenac Brown	2022	12	0.52%
Cantenac Brown	2022	12	0.52%
Cantenac Brown	2022	12	0.52%
Carmes Haut Brion	2022	6	0.70%
Carmes Haut Brion	2022	12	1.39%
Carmes Haut Brion	2022	12	1.39%
Carmes Haut Brion	2022	12	1.39%
Carruades de Lafite	2022	18	3.48%
Carruades de Lafite	2022	6	1.16%
Chapelle La Mission Haut Brion	2022	6	0.42%
Clarence Haut Brion	2022	12	1.70%
Cos d"Estournel	2022	12	2.39%
Cos d"Estournel	2022	12	2.39%
Cos d"Estournel	2022	12	2.39%
D'Armailhac	2022	12	0.51%
Domaine de Chevalier	2022	12	0.71%
Domaine de Chevalier	2022	12	0.71%
Domaine de Chevalier	2022	12	0.71%
Ducru Beaucaillou	2022	12	2.39%
Ducru Beaucaillou	2022	12	2.39%
Ducru Beaucaillou	2022	12	2.39%
Duhart Milon	2022	24	1.54%
Duhart Milon	2022	6	0.39%
Grand Puy Lacoste	2022	12	0.76%
Haut Bailly	2022	24	3.09%
Issan	2022	24	1.31%
Issan	2022	24	1.31%
La Mission Haut Brion	2022	12	3.40%
La Mission Haut Brion	2022	12	3.40%
La Mission Haut Brion	2022	6	1.70%
Lagrange	2022	24	1.02%
Lagrange	2022	36	1.53%
Leoville Barton	2022	12	0.83%
Leoville Las Cases	2022	3	0.84%
Leoville Las Cases	2022	3	0.84%
Leoville Poyferre	2022	12	1.08%

Leoville Poyferre	2022	12	1.08%
Leoville Poyferre	2022	12	1.08%
Lynch Bages	2022	12	1.36%
Leoville Las Cases	2022	6	1.48%
Lynch Bages	2022	24	2.72%
Lynch Bages	2022	24	2.72%
Lynch Bages	2022	12	1.36%
Montrose	2022	12	1.85%
Montrose	2022	12	1.85%
Montrose	2022	6	0.93%
Palmer	2022	6	1.90%
Palmer	2022	6	1.90%
Pape Clement	2022	24	1.61%
Pape Clement	2022	24	1.61%
Pape Clement	2022	12	0.80%
Pavillon Rouge	2022	3	0.51%
Pichon Baron	2022	12	1.73%
Pichon Lalande	2022	12	2.19%
Pichon Lalande	2022	12	2.19%
Pichon Lalande	2022	12	2.19%
Pontet Canet	2022	6	0.58%
Pontet Canet	2022	12	1.16%
Pontet Canet	2022	24	2.32%
Smith Haut Lafitte	2022	6	0.73%

Description:	Left Bank 2022 En Primeur Collection
Total Acquisition Cost:	$101,623.13
Consideration: Cash (%) Equity (%) Total	$101,623.13 (100%) (0%) $101,623.13
Other Terms:

Acknowledged and Agreed:

/s/Nicholas King	/s/Nicholas King

VV Markets, LLC	Vinvesto, Inc.
Name: Nicholas King	Name: Nicholas King
Title: Managing Member	Title: CEO

Exhibit A – Purchase Orders, Receipts, and other Agreements for Purchase of Assets

This Exhibit A, titled "Purchase Orders, Receipts, and other Agreements for Purchase of Assets," forms an integral part of the Purchase Agreement entered into between the parties (the Manager and the Initial Asset Seller). This exhibit includes sales agreements between the parties, outlines the details regarding the shipping of assets, absence of discounts, and the requirement for assets to match any sales agreements.

1. Shipping of Assets: Upon completion of the sale, the assets purchased shall be promptly shipped to a partner storage facility designated by the Manager. The Manager’s partner facilities includes, but is not limited to London City Bond, Octavian, Domaine, and Farr Vintners. The Manager will coordinate with the initial asset seller to facilitate shipping.

2. Match with Sales Agreements: It is a condition of this Agreement that the assets acquired by the Manager must correspond to the description and specifications as set forth in any relevant sales agreements, purchase orders, receipts, or other supporting documentation.

This Exhibit A is incorporated into the Agreement and shall be binding upon the parties hereto as if fully set forth therein. Attached in this exhibit are all agreements representing the sale of the Assets to the Manager.

YVON MAU GC S.A.S

Rue Sainte Petronille
33190 GIRONDE-SUR-DROPT
FRANCE
SAS au capital de 2 600 000 Euros
Siret : 47882569800028
RC 478825698 BORDEAUX- APE 4634Z
N° TVA FR 32478825698
N° EORI : FR 478 825 698 000 28
Téléphone : 05 56 61 54 54 - Télécopie : 05 56 61 54 61

PROFORMA N° 2076/2023 GC
28/06/2023

Livrer à \ Delivered to : (n°991019)

VINVESTO, INC
DBA VINT
2800 PATTERSON AVE
VA 23221 RICHMOND
U.S.A.

Facturer à \ Invoiced to : (n°991019)

VINVESTO, INC
DBA VINT
2800 PATTERSON AVE
VA 23221 RICHMOND
U.S.A.

Réf. cde client \ PO : PRIM 22

N° TVA : US

Transporteur \ Forwarder : TRANSPORT EXPORT

INCOTERM : EXW GIRONDE SUR DROPT (Incoterms 2010)

Secteur : 211 506 - 0

Delivery date : 31/12/2024 - Shipping date : 31/12/2024

Quantité BT Quantity BT	Qté colis Qty cases	Unit. Vol./L	Désignation / Designation	Alc % Régie	Prix unitaire Unit price (1)	Total HT
12	2	0,750	CH BEYCHEVELLE 2022 MDC ST JULIEN AOC RG CAISSES 6x0.75 ACQ FDA Registration N° 16883199708	0.01° ACQ.	67.500	810,00
48	8	0,750	CH LA GAFFELIERE 2022 MDC ST EMILION GC AOC RG CAISSES 6x0.75 ACQ FDA Registration N° 19507753032	0.01° ACQ.	54.500	2 616,00
6	1	0,750	CH BRANE CANTENAC 2022 MDC MARGAUX AOC RG CAISSES 6x0.75 CRD	0.01° CRD	60.000	360,00
12	2	0,750	DOMAINE DE CHEVALIER 2022 MDC PESSAC LEOGNAN AOC RG CAISSES 6x0.75 ACQ FDA Registration N° 14522349738	0.01° ACQ.	55.200	662,40
12	2	0,750	CH LARCIS DUCASSE 2022 MDC ST EMILION GC AOC RG CAISSES 6x0.75 ACQ FDA Registration N° 16136478402	0.01° ACQ.	69.000	828,00
12	2	0,750	CH LEOVILLE POYFERRE 2022 MDC ST JULIEN AOC RG CAISSES 6x0.75 CRD FDA Registration N° 15081447092	14.00° CRD	80.000	960,00
3	1	0,750	CH LEOVILLE LAS CASES 2022 MDC ST JULIEN AOC RG CAISSES 3x0.75 ACQ FDA Registration N° 13527842932 TTB-FP-ERYGGQ5	0.01° ACQ.	230.000	690,00

Page 1 sur 2

YVON MAU GC S.A.S

Rue Sainte Petronille
33190 GIRONDE-SUR-DROPT
FRANCE
SAS au capital de 2 600 000 Euros
Siret : 47882569800028
RC 478825698 BORDEAUX- APE 4634Z
N° TVA FR 32478825698
N° EORI : FR 478 825 698 000 28
Téléphone : 05 56 61 54 54 - Télécopie : 05 56 61 54 61

PROFORMA N° 2076/2023 GC
28/06/2023

Livrer à \ Delivered to : (n°991019)

VINVESTO, INC
DBA VINT
2800 PATTERSON AVE
VA 23221 RICHMOND
U.S.A.

Facturer à \ Invoiced to : (n°991019)

VINVESTO, INC
DBA VINT
2800 PATTERSON AVE
VA 23221 RICHMOND
U.S.A.

Réf. cde client \ PO : PRIM 22

N° TVA : US

Transporteur \ Forwarder : TRANSPORT EXPORT

INCOTERM : EXW GIRONDE SUR DROPT (Incoterms 2010)

Secteur : 211 506 - 0

Delivery date : 31/12/2024 - Shipping date : 31/12/2024

Quantité BT Quantity BT	Qté colis Qty cases	Unit. Vol./L	Désignation / Designation	Alc % Régie	Prix unitaire Unit price (1)	Total HT
105 Total BT Total BT	18 Total colis Total cases					

Poids brut estimé \ Gross weight (kgs) : 157.50
Poids net estimé \ Net weight (kgs) : 78.75

Volume (l) : 78.75

Total HT\Total ex VAT : Exonération de TVA - art 262 I du CGI	6 926.40 EUR
Total TTC\Total with VAT :	6 926.40 EUR
Acompte\Deposit :	
Net à payer\Total due :	**6 926.40** EUR

Règlement \ Payment : VIREMENT
Coordonnées bancaires \ Bank details :

CREDIT AGRICOLE
BORDEAUX
13306 00160 00011961667 19
IBAN:FR76 1330 6001 6000 0119 6166 719 BIC:AGRIFRPP833

Due on :

30/09/2023	3 463.20 €
29/02/2024	3 463.20 €

CLAUSE ATTRIBUTIVE DE JURIDICTION : Le Tribunal de Commerce de Bordeaux sera seul compétent quel que soit le lieu de livraison, le mode de paiement accepté et même en cas d'appel en garantie ou de pluralité de défendeurs.
Conditions générales de vente renvoyant à celles communiquées à l'Acheteur et tenues à sa disposition au siège de la Société.
CLAUSE DE RESERVE DE PROPRIETE : La société YVON MAU se réserve expressément la propriété des marchandises livrées et désignées sur facture jusqu'au paiement intégral de leur prix en principal et en intérêt. A défaut de paiement par l'acheteur d'une fraction du prix aux échéances convenues et quinze jours après une mise en demeure, par simple lettre recommandée avec avis de réception, demeurée infructueuse, la présente vente sera résolue de plein droit si bon nous semble.
(1) Le prix unitaire comprend toutes les réductions acquises au jour de la vente en application de la loi du 01/07/96.

Page 2 sur 2

MAISON
GINESTET
GRANDS VINS DE BORDEAUX
DEPUIS 1897

19, avenue de Fontenille
33360 CARIGNAN-DE-BORDEAUX
Tél. **+33 5 56 68 81 82** - Fax **+33 5 56 20 94 47**
Website : www.maison-ginestet.com
e-mail : france@ginestet.fr
e-mail : export@ginestet.fr

ORDER CONFIRMATION on Jul 21, 2023

COMMANDE 5357 / 2023

Delivering address

8266 **VINT AND VV MARKETS, LLC**
2800 PATTERSON

23221 RICHMOND, VA
U.S.A.

Billing address

8266 **VINT AND VV MARKETS, LLC**
2800 PATTERSON

23221 RICHMOND, VA
U.S.A.

Order line	Box qty	Product Name	Vint.	Unit vol.	Degree	BU	Billed qty	Net price HT	Net amount HT
1	2	CH LES CARMES HAUT BRION (25801220221) PESSAC LEOGNAN ROUGE AOP CAISSE BOIS 6 BLLE ACQ 75 (FDA Registration No : 15555978566)	2022	0.750	0.99	cl	12	108.000 EUR	1 296.00
2	4	CH PAPE CLEMENT (25800420221) PESSAC LEOGNAN ROUGE AOP KB 6 BLLE CRD GENC (02X03) (FDA Registration No : 12555226932)	2022	0.750	0.99	cl	24	62.400 EUR	1 497.60
3	1	CH LAFITE ROTHSCHILD (23300220221) PAUILLAC AOP KB 06 A PLAT CRD GENC (01X06) (FDA Registration No : 13666339710)	2022	0.750	0.99	cl	6	580.000 EUR	3 480.00
4	1	LEOVILLE DU MARQUIS DE LAS CAS (23500420221) SAINT JULIEN AOP CAISSE BOIS 3 CRD GENCOD PRIME (FDA Registration No : 13527842932)	2022	0.750	0.99	cl	3	230.000 EUR	690.00
		EXW CARIGNAN DE BORDEAUX (Incoterms 2020) Exonération de TVA - art 262 I du CGI Echéances (VIREMENT CREDIT AGRICOLE) : 3481.80 Le 15/09/2023 (50.00% à 100 jours net) 3481.80 Le 30/11/2023 (50.00% à 176 jours net)							

seller : FDA Registration No : 17182882522 GINESTET S.A.(CARIGNAN-de-BDX)

TOTAL HT		**6 963.60**
VAT TOTAL	*(0 %)*	**0.00**
DOWN PAYMENT		**0.00**
NET TO PAY		6 963.60

All amounts given in EUR

All orders must be withdrawn within 60 days after confirmed order by Maison Ginestet. After 60 days, the Buyer may be invoiced for storage costs on the basis of €0.50 excluding tax per box and per month started, with a minimum of €25 excluding tax per order not collected on the date initially scheduled. If the Buyer does not withdraw an order within 90 days of its confirmation by Maison Ginestet, the latter is authorized to cancel it without notice and without the Buyer being able to claim any prejudice.

The minimum amount of an order is €1,000 excluding tax unless otherwise accepted by the seller.

The specific packaging costs are as follows:

- €0.10 excl. VAT per bottle for adhesive labels stored in a bag attached to the box
- €0.30 excl. VAT per bottle for the addition of a sticker or a note on the back of each bottle
- €0.35 excl. VAT per bottle the personalization of two specific elements on the back of each bottle (GACC code, EAN, pregnant woman logo, etc.)

R.C BORDEAUX B 454 202 805
Capital : 1 753 164 Euros

SIRET 454 202 805 00064 - APE 513J

N° TVA : FR 54 454 202 805
(VAT) registration number
(MWST KENN.NR)

JOANNE US SAS
au Capital de 12 827 000 euros
141, Route de Fargues
33360 CARIGNAN DE BORDEAUX
FRANCE

JOANNE US

SIRET : 51854976100014 - APE : 4634Z
EORI FR 518 549 761 000 14
TVA : FR58518549761
ACCISE : FR093061E0030
Tel : +33 (0)556685987
Fax : +33 (0)556783708

Delivery to
VINVESTO, INC
2800 Patterson Ave
23221 RICHMOND VA
U.S.A.

Excise:

Invoiced to
VINVESTO, INC
2800 Patterson Ave
23221 RICHMOND VA
U.S.A.

CONFIRMATION

Doc. type	Order n°
PP	101256/2023

Order data
Client n° : 500071 / Date of order : 06/07/2023 CRI
Client ref. description : PRIMEURS 2022
Client ref. code :

Shipment data
Shipment date : 06/07/2023
Carrier : PAR VOS SOINS
Forwarding agent :
Incoterm : EXW - CARIGNAN DE BORDEAUX

Payment by
VINVESTO, INC
2800 Patterson Ave
23221 RICHMOND VA
U.S.A.

Nb of cases	Case type	Qty/ case	Bt. Format	Vol Bt.	Total Bt.	Description	Vintage	Alc. Deg.	Regie	Unit price EUR	Amount EUR
2	CB	6	BLLE	0.750	12	CHATEAU BEAU-SEJOUR BECOT SAINT-EMILION GRAND CRU AOC ROUGE	2022			57.00	684.00
6	CB	6	BLLE	0.750	36	CHATEAU BRANAIRE-DUCRU SAINT-JULIEN AOC ROUGE	2022			39.60	1 425.60
4	CB	6	BLLE	0.750	24	CHATEAU CALON SEGUR SAINT-ESTEPHE AOC ROUGE	2022			102.00	2 448.00
2	CB	6	BLLE	0.750	12	CHATEAU CANTENAC-BROWN MARGAUX AOC ROUGE	2022			40.20	482.40
2	CB	6	BLLE	0.750	12	CHATEAU LES CARMES HAUT-BRION PESSAC-LEOGNAN ROUGE AOC ROUGE	2022			108.00	1 296.00
3	CB	6	BLLE	0.750	18	CARRUADES DE LAFITE PAUILLAC AOC ROUGE	2022			180.00	3 240.00
2	CB	6	BLLE	0.750	12	CHATEAU DUCRU-BEAUCAILLOU SAINT-JULIEN AOC ROUGE	2022			186.00	2 232.00
1	CB	6	BLLE	0.750	6	CHATEAU CHEVAL BLANC SAINT-EMILION GRAND CRU AOC ROUGE	2022			470.00	2 820.00
6	CB	6	BLLE	0.750	36	CLOS DU CLOCHER POMEROL AOC ROUGE	2022			47.00	1 692.00
2	CB	6	BLLE	0.750	12	CLOS FOURTET SAINT-EMILION GRAND CRU AOC ROUGE	2022			94.00	1 128.00
1	CB	6	BLLE	0.750	6	CHATEAU LA CONSEILLANTE POMEROL AOC ROUGE	2022			222.00	1 332.00
2	CB	6	BLLE	0.750	12	COS D'ESTOURNEL SAINT-ESTEPHE AOC ROUGE	2022			186.00	2 232.00
2	CB	6	BLLE	0.750	12	DOMAINE DE CHEVALIER PESSAC-LEOGNAN ROUGE AOC ROUGE	2022			55.20	662.40
1	CB	6	BLLE	0.750	6	CHATEAU L'EGLISE-CLINET POMEROL AOC ROUGE	2022			260.00	1 560.00
2	CB	6	BLLE	0.750	12	CHATEAU L'EVANGILE POMEROL AOC ROUGE	2022			216.00	2 592.00
2	CB	6	BLLE	0.750	12	CHATEAU-FIGEAC SAINT-EMILION GRAND CRU AOC ROUGE	2022			252.00	3 024.00
4	CB	6	BLLE	0.750	24	CHATEAU HAUT-BAILLY PESSAC-LEOGNAN ROUGE AOC ROUGE	2022			120.00	2 880.00
2	CB	6	BLLE	0.750	12	CHATEAU HAUT-BRION	2022			516.00	6 192.00

Page 1 sur 3

JOANNE US SAS
au Capital de 12 827 000 euros
141, Route de Fargues
33360 CARIGNAN DE BORDEAUX
FRANCE

SIRET : 51854976100014 - APE : 4634Z
EORI FR 518 549 761 000 14
TVA : FR58518549761
ACCISE : FR093061E0030
Tel : +33 (0)556685987
Fax : +33 (0)556783708

Delivery to

VINVESTO, INC
2800 Patterson Ave
23221 RICHMOND VA
U.S.A.

Excise:

Invoiced to

VINVESTO, INC
2800 Patterson Ave
23221 RICHMOND VA
U.S.A.

CONFIRMATION

Doc. type	Order n°
PP	101256/2023

Order data

Client n° : 500071 / Date of order : 06/07/2023 CRI
Client ref. description : PRIMEURS 2022
Client ref. code :

Payment by

VINVESTO, INC
2800 Patterson Ave
23221 RICHMOND VA
U.S.A.

Shipment data

Shipment date : 06/07/2023
Carrier : PAR VOS SOINS
Forwarding agent :
Incoterm : EXW - CARIGNAN DE BORDEAUX

Nb of cases	Case type	Qty/ case	Bt. Format	Vol Bt.	Total Bt.	Description	Vintage	Alc. Deg.	Regie	Unit price EUR	Amount EUR
						PESSAC-LEOGNAN ROUGE AOC ROUGE					
12	CB	1	BLLE	0.750	12	L'IF SAINT-EMILION AOC ROUGE	2022			125.00	1 500.00
4	CB	6	BLLE	0.750	24	CHATEAU D'ISSAN MARGAUX AOC ROUGE	2022			51.00	1 224.00
2	CB	6	BLLE	0.750	12	CHATEAU LAFITE ROTHSCHILD PAUILLAC AOC ROUGE	2022			580.00	6 960.00
2	CB	12	BLLE	0.750	24	CHATEAU LAGRANGE SAINT-JULIEN AOC ROUGE	2022			39.60	950.40
2	CB	6	BLLE	0.750	12	CHATEAU LEOVILLE BARTON SAINT-JULIEN AOC ROUGE	2022			64.20	770.40
1	CB	6	BLLE	0.750	6	GRAND VIN DE LEOVILLE DU MARQUIS DE LAS CASES SAINT-JULIEN AOC ROUGE	2022			230.00	1 380.00
2	CB	6	BLLE	0.750	12	CHATEAU LEOVILLE POYFERRE SAINT-JULIEN AOC ROUGE	2022			84.00	1 008.00
4	CB	6	BLLE	0.750	24	CHATEAU LYNCH BAGES PAUILLAC AOC ROUGE	2022			105.60	2 534.40
2	CB	3	BLLE	0.750	6	CHATEAU MARGAUX MARGAUX AOC ROUGE	2022			516.00	3 096.00
2	CB	6	BLLE	0.750	12	CHATEAU LA MISSION HAUT-BRION PESSAC-LEOGNAN ROUGE AOC ROUGE	2022			264.00	3 168.00
2	CB	6	BLLE	0.750	12	CHATEAU MONTROSE SAINT-ESTEPHE AOC ROUGE	2022			144.00	1 728.00
12	CB	1	BLLE	0.750	12	CHATEAU MOUTON ROTHSCHILD PAUILLAC AOC ROUGE	2022			516.00	6 192.00
1	CB	6	BLLE	0.750	6	CHATEAU PALMER MARGAUX AOC ROUGE	2022			295.00	1 770.00
4	CB	6	BLLE	0.750	24	CHATEAU PAPE CLEMENT PESSAC-LEOGNAN ROUGE AOC ROUGE	2022			62.40	1 497.60
1	CB	6	BLLE	0.750	6	CHATEAU PAVIE SAINT-EMILION GRAND CRU AOC ROUGE	2022			300.00	1 800.00
2	CB	6	BLLE	0.750	12	CHATEAU PAVIE MACQUIN SAINT-EMILION GRAND CRU AOC ROUGE	2022			67.20	806.40
2	CB	6	BLLE	0.750	12	CHATEAU PICHON BARON AU BARON DE PICHON-LONGUEVILLE	2022			134.40	1 612.80

Page 2 sur 3

JOANNE US SAS
au Capital de 12 827 000 euros
141, Route de Fargues
33360 CARIGNAN DE BORDEAUX
FRANCE

JOANNE US

SIRET : 51854976100014 - APE : 4634Z
EORI FR 518 549 761 000 14
TVA : FR58518549761
ACCISE : FR093061E0030
Tel : +33 (0)556685987
Fax : +33 (0)556783708

Delivery to	Invoiced to	CONFIRMATION
VINVESTO, INC 2800 Patterson Ave 23221 RICHMOND VA U.S.A. Excise:	VINVESTO, INC 2800 Patterson Ave 23221 RICHMOND VA U.S.A.	Doc. type: PP Order n°: 101256/2023

Order data
Client n° : 500071 / Date of order : 06/07/2023 CRI
Client ref. description : PRIMEURS 2022
Client ref. code :

Payment by
VINVESTO, INC
2800 Patterson Ave
23221 RICHMOND VA
U.S.A.

Shipment data
Shipment date : 06/07/2023
Carrier : PAR VOS SOINS
Forwarding agent :
Incoterm : EXW - CARIGNAN DE BORDEAUX

Nb of cases	Case type	Qty/ case	Bt. Format	Vol Bt.	Total Bt.	Description	Vintage	Alc. Deg.	Regie	Unit price EUR	Amount EUR
						PAUILLAC AOC ROUGE					
2	CB	6	BLLE	0.750	12	CHATEAU PICHON LONGUEVILLE COMTESSE DE LALANDE PAUILLAC AOC ROUGE	2022			170.00	2 040.00
2	CB	6	BLLE	0.750	12	CHATEAU PONTET-CANET PAUILLAC AOC ROUGE	2022			90.00	1 080.00
2	CB	6	BLLE	0.750	12	CHATEAU QUINTUS SAINT-EMILION GRAND CRU AOC ROUGE	2022			96.00	1 152.00
4	CB	6	BLLE	0.750	24	CHATEAU TROPLONG MONDOT SAINT-EMILION GRAND CRU AOC ROUGE	2022			102.00	2 448.00
2	CB	6	BLLE	0.750	12	CHATEAU VALANDRAUD SAINT-EMILION GRAND CRU AOC ROUGE	2022			118.00	1 416.00

We hereby certify that wooden packaging materials(pallets/ crates or boxes) used for this shipment are consistent with the ISPM15 ______________________________
PRODUCT OF FRANCE ______________________________
==
JOANNE FDA REGISTRATION NUMBER = 17776152984
NOTHING ON THIS INVOICE AND PACKING LIST HAS BEEN REFUSED BY ANOTHER COUNTRY ======================================

VAT Basis	VAT Rate	VAT Amount
84 056.40	0.00%	

Total:	84 056.40	EUR
Exonération de TVA EXPORT - art 262 I du CGI		
Total with VAT:	84 056.40	EUR
Advance payment:		EUR
Net to pay:	84 056.40	EUR

Due date	Amount	Bank address	Method of payment
15/07/2023	42 028.20 €	CIC EUR JOAUS BORDEAUX IBAN : FR76 1005 7190 1200 0689 5350 191 BIC : CMCIFRPP	SWIFT Transfer
15/12/2023	42 028.20 €		

Shipment details

Number of pallets:	0	Net weight (kg):	432.00
Number of packs:	115	Gross weight (kg):	1113.00
Total bottles:	576	Volume (litre):	432.00
		Volume (m3) :	1.66

PRICES ARE NET WITHOUT DISCOUNT FOR EARLY PAYMENT.
Any delay in payment entails the application of a late penalty (application of french law) and a lump sum of 40€.

Page 3 sur 3

ROLAND COIFFE & ASSOCIÉS
BORDEAUX

ROLAND COIFFE & ASSOCIES sas
33360 Quinsac France
Phone No. +33 (0)557 80 49 40
Fax +33 (0)557 80 49 49
contact@rcassocies.com
Siret: 508 566 189 000 25
T.V.A. FR 32 50 85 66 189

Adresse de livraison / Delivery Address	Adresse de l'acheteur / Invoicing Address
VINVESTO 2800 Patterson Avenue VA 23221 RICHMOND United States of America	**VINVESTO** INC DBA VINT 2800 PATTERSON AVENUE VA 23221 RICHMOND United States of America

FACTURE INVOICE

VOS REFERENCES / Your references	NOS REFERENCES / Our references	N° PIECE / Document No	DATE PIECE / Document date	PAGE
BRANE-CANTENAC	CT04004	CV027068	30/06/2023	1

Fax / Fax No.	Tél. / Phone No.	BANQUE ACHETEUR / Buyer's bank	REPRESENTANT / Salesperson
	+1 7072104784		Jean-Baptiste DE LAMY

Date	Comment
	"Exonération TVA, Art. 262 I du CGI"
	FDA NUMBER : 18482475126
30/06/202	Please send bottling instructions before the end of August

	DESIGNATION DES ARTICLES / Description of goods	Centilisation / Litre	QUANTITE / Quantity	PRIX / Price	Montant Ligne / Amount
AT163501	**Château Brane Cantenac 2022** *Margaux Rouge 2ème Cru Classé* *2 caisse bois O/O wooden case 6 Bouteille 75 cl - 9 L [ACQUIT]* *FDA No. : 174 706 493 92 CFRA23012112230705 alcool :10 ° Weight : 19,8 Kg*	0,75	12	60,00	720,00
AT163063	**Château Pape Clément Rouge 2022** *Pessac Léognan Rouge Rouge Cru Classé* *2 caisse bois O/O wooden case 6 Bouteille 75 cl - 9 L [ACQUIT]* *FDA No. : 126 163 861 20 CFRA23012112230797 alcool :10 ° Weight : 19,8 Kg*	0,75	12	62,40	748,80

CONDITIONS DE VENTE (INCOTERMS) / Terms of sale	
EX CELLARS	Volume: 18,00 L
Weight 39,60 kg Volume 0,0640 m3	4 Parcel
CONDITIONS DE PAIEMENT / Terms of payment	Date d'échéance / Due date
SWIFT	30/06/23
50% 15/07/23, 50% 15/11/23	

DEVISE / Currency EUR	EURO
MONTANT DE BASE / Base Amount	**1 468,80**
REMISE / Discount	0,00
MONTANT T.V.A. / V.A.T. amount	0,00
ACOMPTE / Deposit	0,00
NET A PAYER / Net to pay	**1 468,80**

CACHET ET SIGNATURE POUR ACCEPTATION

Bank instructions

BNP PARIBAS
140-142 Rue des Terres de Borde BORDEAUX
COMPTE: 30004 02561 00010952215 22
IBAN: FR7630004025610001095221522
SWIFT: BNPAFRPPSAE

CREDIT AGRICOLE EURO
304, Bd du Président Wilson BORDEAUX CEDEX
COMPTE: 13306 00160 00052564002 85
IBAN: FR76 1330 6001 6000 0525 6400 285
SWIFT: AGRIFRPP833

Demande d'acompte V20232777
(Proforma invoice)

Bordeaux, le 23 Juin 2023
Réf. :

Incoterm : EX-WORKS BRUGES

VINT
2800 Patterson Ave

23221 RICHMOND VA
USA

N° TVA
N° EORI

PO	Quantit	Condit.	Château/Appellation	Mill	%	Prix Unitaire	€ Hors Taxes
	6	0.75 Bout Cb12	Beausejour Saint Emilion Grand Cru	2022	13	120,00	720,00
	24	0.75 Bout Cb12	Canon Saint Emilion Grand Cru	2022	13	120,00	2 880,00
	6	0.75 Bout Cb12	Chapelle de La Mission-Ht-brion Pessac Leognan Rouge	2022	13	66,00	396,00
	12	0.75 Bout Cb12	Ducru Beaucaillou Saint Julien	2022	13	186,00	2 232,00
	24	0.75 Bout Cb12	Haut Brion Rouge Pessac Leognan Rouge	2022	13	516,00	12 384,00
	6	0.75 Bout Cb12	La Mission Haut Brion Pessac Leognan Rouge	2022	13	264,00	1 584,00

Sous-Total 20 196,00

IBAN : FR 76 3000 3003 7000 0201 8922 523
BIC : SOGEFRPP

TWINS SAS
7 Rue Pierre Duhaa - CS 90261 - 33525 BRUGES CEDEX
Tél. 05-56-39-51-51 - E.Mail : twins@twinsbordeaux.com
Société par Actions Simplifiée - Capital 34.334.330 € - RC Bordeaux - SIRET 398 232 272 00037
TVA : FR 14 398232272 – ACCISE : FR 000 060 E 0301 – EORI FR 398 232 272 000 37 - FDA 15 030 307 870 1/3

TWINS
BORDEAUX

Demande d'acompte V20232777
(Proforma invoice)

Bordeaux, le 23 Juin 2023
Réf. :

Incoterm : EX-WORKS BRUGES

VINT
2800 Patterson Ave

23221 RICHMOND VA
USA

N° TVA
N° EORI

Quantit	Condit.		Château/Appellation	Mill	%	Prix Unitaire	€ Hors Taxes
12 Cb12	0.75	Bout	Lafite Rothschild Pauillac	2022	13	580,00	6 960,00
12 Cb12	0.75	Bout	Le Clarence de Haut Brion Pessac Leognan Rouge	2022	13	132,00	1 584,00
12 Cb12	0.75	Bout	Montrose Saint Estephe	2022	13	144,00	1 728,00
12 Cb12	0.75	Bout	Mouton Rothschild Pauillac	2022	13	516,00	6 192,00
24 Cb12	0.75	Bout	Troplong Mondot Saint Emilion	2022	13	102,00	2 448,00

112,50 Litres 13 Caisse(s)

IBAN : FR 76 3000 3003 7000 0201 8922 523
BIC : SOGEFRPP

Paiement par **SWIFT** **au 30/11/2023** 39 108,00

Sous-Total		39 108,00
Remise		0,00
Frais divers		0,00
MONTANT HT	Euro	39 108,00
TVA	Euro	0,00
MONTANT TTC	Euro	39 108,00

TWINS SAS
7 Rue Pierre Duhaa - CS 90261 - 33525 BRUGES CEDEX
Tél. 05-56-39-51-51 - E.Mail : twins@twinsbordeaux.com
Société par Actions Simplifiée - Capital 34.334.330 € - RC Bordeaux - SIRET 398 232 272 00037
TVA : FR 14 398232272 – ACCISE : FR 000 060 E 0301 – EORI FR 398 232 272 000 37 - FDA 15 030 307 870 2/3

TWINS
BORDEAUX

Demande d'acompte V20232777

Clause de réserve de Propriété : les Marchandises faisant l'objet de la présente facture sont vendues sous condition de la présente clause de réserve de propriété (Article 121 et 122 de la loi 85/98 du 25 Janvier
1985). Le transfert de Propriété aura lieu immédiatement après le paiement intégral du prix.
The merchandise remains our property until full payment is received, including interest and sundry charges and any non-payment could entile us to recuperate articles otherwise considered sold.
Conditions de règlement : aucun escompte accordé pour paiement comptant.
En cas de contestations ou de litiges, les juridictions bordelaises seront seules compétentes, même en cas d'appel en garantie ou de pluralités de défendeurs.
All disputes and law suits will come under Bordeaux jurisdiction, even in cases of appeal or the plurality of the defense.
En cas de retard de paiement, les pénalités pour paiement tardif s'élèveront à une fois et demi le taux de l'intérêt légal en application de la loi n° 92-442 du 31 décembre 1992.
In the event of late payment, penalties will be charged at the rate of 1.5 times the legal interest rate appicable ar the time, as according to the law.
Les marchandises, vendues départ chai, voyagent aux risques et périls de leur destinataire.Elles sont reconnues en bon état au départ, le transporteur est donc seul responsable des avaries ou manquants qui pourront se produire en cours de route. Il appartient au destinataire de faire directement, le cas échéant, toutes réserves utiles au transporteur dans les délais et formes prévus par la législation.
All goods are sold ex-cellar, and travel at the consignee's risk.The goods are recognised to be in good condition when they leave Twins' warehouse.The transport company therefore takes full responsibility for any damages or losses which occur during transportation.In the event of missing, lost or damaged goods, it is up to the consignee to express to the carrier all the reservations that he/she deems useful within the time limits and in the form stipulated by legislation.

TWINS SAS
7 Rue Pierre Duhaa - CS 90261 - 33525 BRUGES CEDEX
Tél. 05-56-39-51-51 - E.Mail : twins@twinsbordeaux.com
Société par Actions Simplifiée - Capital 34.334.330 € - RC Bordeaux - SIRET 398 232 272 00037
TVA : FR 14 398232272 – ACCISE : FR 000 060 E 0301 – EORI FR 398 232 272 000 37 - FDA 15 030 307 870

CVBG/

CVBG
35 RUE DE BORDEAUX, PAREMPUYRE, CS80004,
33295 BLANQUEFORT CEDEX
- SARL au capital de : 20 257 700,00 EUR

SIRET : 85362094600014 - Code APE : 4690Z
N°TVA : FR91853620946 - N°ACCISES: FR093060E5009

PROFORMA INVOICE

N° P2318364 - 26/06/2023

Reference : PRIMEURS 2022
Customer : 026946 VINVESTO INC.
EU tax no. :

Exonération de TVA Art 262 - I du CGI

Delivery Address:

OCTAVIAN LTD
Vinvesto Inc.
OCTAVIAN LTD
Hangar 25, Bath Road, Colerne
SN14 8AT CHIPPENHAM
Royaume-Uni

Billing Address :

VINVESTO INC.
2800 Patterson Avenue
VA 23221 RICHMOND
Etats-Unis

Delivery Method : Sea
Carrier : TRANSPORTEUR CLIENT

Shipment : 31/12/2025
Incoterm: EXW / PAREMPUYRE

Excise N°:
Delivery N° :

The exporter of the products (FRREX20205918), authorized exporter (FR000610/0728) covered by this document (customs authorisation n° FR85362094600014) declares that, except otherwise clearly indicated, these products are of European Union preferentiel origin.
Parempuyre, ...
Name of the exporter: CVBG
==
L'exportateur des produits (N°REX FRREX20205918), exportateur agréé (n°FR000610/0728), couverts par le présent document (autorisation douanière EORI n° FR85362094600014) déclare que, sauf indication claire du contraire, ces produits ont l'origine préférentielle Union Européenne.
A Parempuyre le ....

Items	Regie	Degree%	Size.	Qty Pack	Quantity.	Sales Unit	Unit Price	Amount
PF151238 - CHATEAU BRANAIRE DUCRU 2022 CB 12x75 CL SAINT-JULIEN A.C. ROUGE	NON CRD	13,00	75 CL	1	12	BT	39,60	475,20
PF158335 - CHATEAU CALON SEGUR 2022 CB A PLAT 6x75 CL SAINT-ESTEPHE A.C. ROUGE	NON CRD	15,00	75 CL	1	6	BT	102,00	612,00
PF154585 - CHATEAU LES CARMES HAUT BRION 2022 CB 6x75 CL PESSAC LEOGNAN AC. ROUGE	NON CRD	13,00	75 CL	1	6	BT	108,00	648,00
PF149267 - CHATEAU CHEVAL BLANC 2022 CB 6x75 CL SAINT-EMILION A.C. ROUGE	NON CRD	13,00	75 CL	1	6	BT	470,00	2 820,00
PF158182 - CHATEAU COS D'ESTOURNEL RGE 2022 CB 6x75 CL SAINT-ESTEPHE A.C. ROUGE	NON CRD	13,00	75 CL	2	12	BT	186,00	2 232,00
PF156169 - DOMAINE DE CHEVALIER ROUGE 2022 CB A PLAT 6x75 CL PESSAC LEOGNAN AC. ROUGE	NON CRD	13,00	75 CL	2	12	BT	55,20	662,40
PF160729 - CHATEAU HAUT-BRION 2022 CB A PLAT 6x75 CL PESSAC LEOGNAN AC. ROUGE	NON CRD	13,00	75 CL	2	12	BT	516,00	6 192,00
PF159233 - CHATEAU LAFITE ROTHSCHILD 2022 CB 3x75 CL PAUILLAC A.C. ROUGE	NON CRD	13,00	75 CL	1	3	BT	580,00	1 740,00
PF159668 - GRAND VIN DE LEOVILLE DU MARQUIS DE LAS CASES 2022 CB 3x75 CL SAINT-JULIEN A.C. ROUGE	NON CRD	14,50	75 CL	1	3	BT	230,00	690,00
PF157695 - CHATEAU LYNCH BAGES 2022 CB 12x75 CL PAUILLAC A.C. ROUGE	NON CRD	13,00	75 CL	1	12	BT	105,60	1 267,20
PF160740 - CHATEAU LA MISSION HAUT BRION RGE 2022 CB A PLAT 6x75 CL PESSAC LEOGNAN AC. ROUGE	NON CRD	13,00	75 CL	2	12	BT	264,00	3 168,00

Page1

CVBG

CVBG
35 RUE DE BORDEAUX, PAREMPUYRE, CS80004,
33295 BLANQUEFORT CEDEX
- SARL au capital de : 20 257 700,00 EUR

SIRET : 85362094600014 - Code APE : 4690Z
N°TVA : FR91853620946 - N°ACCISES: FR093060E5009

PROFORMA INVOICE

N° P2318364 - 26/06/2023

Reference : PRIMEURS 2022
Customer : 026946 VINVESTO INC. **EU tax no.** :

Exonération de TVA Art 262 - I du CGI

Delivery Address:	***Billing Address :***
OCTAVIAN LTD Vinvesto Inc. OCTAVIAN LTD Hangar 25, Bath Road, Colerne SN14 8AT CHIPPENHAM Royaume-Uni	VINVESTO INC. 2800 Patterson Avenue VA 23221 RICHMOND Etats-Unis

Delivery Method : Sea
Carrier : TRANSPORTEUR CLIENT
Shipment : 31/12/2025
Incoterm: EXW / PAREMPUYRE
Excise N°:
Delivery N° :

The exporter of the products (FRREX20205918), authorized exporter (FR000610/0728) covered by this document (customs authorisation n° FR85362094600014) declares that, except otherwise clearly indicated, these products are of European Union preferentiel origin.
Parempuyre, ...
Name of the exporter: CVBG
==
L'exportateur des produits (N°REX FRREX20205918), exportateur agréé (n°FR000610/0728), couverts par le présent document (autorisation douanière EORI n° FR85362094600014) déclare que, sauf indication claire du contraire, ces produits ont l'origine préférentielle Union Européenne.
A Parempuyre le ....

Items	Regie	Degree%	Size.	Qty Pack	Quantity.	Sales Unit	Unit Price	Amount
PF159145 - CHATEAU MONTROSE 2022 CB A PLAT 6x75 CL SAINT-ESTEPHE A.C. ROUGE	NON CRD	13,00	75 CL	1	6	BT	144,00	864,00
PF160106 - CHATEAU MOUTON ROTHSCHILD 2022 CB A PLAT 6x75 CL PAUILLAC A.C. ROUGE	NON CRD	14,00	75 CL	1	6	BT	516,00	3 096,00
PF151979 - CHATEAU PALMER 2022 CB 6x75 CL MARGAUX A.C. ROUGE	NON CRD	13,50	75 CL	1	6	BT	295,00	1 770,00
PF159616 - CHATEAU PAVIE 2022 CB A PLAT 6x75 CL ST-EMILION 1 GC AC. ROUGE	NON CRD	13,00	75 CL	1	6	BT	300,00	1 800,00
PF160065 - CHATEAU PONTET CANET 2022 CB A PLAT 6x75 CL PAUILLAC A.C. ROUGE Vin Biologique certifié FR-BIO-01	NON CRD	13,00	75 CL	1	6	BT	90,00	540,00

VAT Base	Rate	VAT Amount

Page2

CVBG

CVBG
35 RUE DE BORDEAUX, PAREMPUYRE, CS80004,
33295 BLANQUEFORT CEDEX
- SARL au capital de : 20 257 700,00 EUR

SIRET : 85362094600014 - Code APE : 4690Z
N°TVA : FR91853620946 - N°ACCISES: FR093060E5009

PROFORMA INVOICE

N° P2318364 - 26/06/2023

Reference : PRIMEURS 2022
Customer : 026946 VINVESTO INC. **EU tax no. :**

Exonération de TVA Art 262 - I du CGI

Delivery Address:

OCTAVIAN LTD
Vinvesto Inc.
OCTAVIAN LTD
Hangar 25, Bath Road, Colerne
SN14 8AT CHIPPENHAM
Royaume-Uni

Billing Address :

VINVESTO INC.
2800 Patterson Avenue
VA 23221 RICHMOND
Etats-Unis

Delivery Method : Sea
Carrier : TRANSPORTEUR CLIENT

Shipment : 31/12/2025
Incoterm: EXW / PAREMPUYRE

Excise N°:
Delivery N° :

1 Pallet / 20 Cases / 126 Bottles / Weight : 215,36 KG / Volume : 0,35 M3 / Size : 94,50 L / Eq 75cl : 126,00

Exclusive VAT Lines	**28 576,80**

Advance payment		
due date	Payment mode	Amount
31/07/2023	Credit Transfer	8 573,04
31/12/2023	Credit Transfer	20 003,76

Exclusive VAT	**28 576,80**
VAT Amount	0,00
Total Amount	**28 576,80**

All amounts are expressed in EUR

BANK	
BECM CVBG EURO	
IBAN : FR7611899001180002006864536	BIC : CMCIFR2A

NO EARLY PAYMENT DISCOUNT WILL BE GRANTED.
The recovery charge in case of late payment is 40 euros.
In placing your order, you have accepted our general sales terms and conditions that are available at : www.cvbg.com/cgv/

Page3

LEGRAND & Associés

Adresse de livraison	Adresse de facturation
Vinvesto, Inc. Adam Lapierre 2800 Patterson Ave. Richmond, VA 23221 Etats-Unis	**Vinvesto, Inc.** Adam Lapierre 2800 Patterson Ave. Richmond, VA 23221 Etats-Unis

FACTURE PRO-FORMA

Votre n° de client	Votre Référence	N° de commande	N° pièce	Date pièce	Page
CTA02341		**CVA007627**	**PFV-23/05-101**	09/05/2023	1
Contact	**Tél.**	**E-mail**			
Laura Peisl	(804) 833-7974	billy@vint.co			

Désignation des articles	Millésime	Centilisation	Quantité	Unité	Prix HT	Montant Ligne
Château Cheval Blanc *Saint-Emilion Grand Cru - Premier Grand Cru Classé A -Rouge -* *Soit 1 OWC 6 Btle 75 cl*	2022	0,75	6	Col	470,00	**2 820,00**
Carruades de Lafite *Pauillac - Second Vin -Rouge -* *Soit 1 OWC 6 Btle 75 cl*	2022	0,75	6	Col	180,00	**1 080,00**
Château Branaire-Ducru *Saint-Julien - 4ème Cru Classé -Rouge -* *Soit 2 OWC 12 Btle 75 cl*	2022	0,75	24	Col	39,60	**950,40**
Château Pichon Longueville Comtesse de Lalande 2022 *Pauillac - 2ème Cru Classé -Rouge -* *Soit 2 OWC 6 Btle 75 cl*	2022	0,75	12	Col	170,00	**2 040,00**
Château Lynch-Bages *Pauillac - 5ème Cru Classé -Rouge -* *Soit 4 OWC 6 Btle 75 cl*	2022	0,75	24	Col	105,60	**2 534,40**
Château Duhart-Milon *Pauillac - 4ème Cru Classé -Rouge -* *Soit 5 OWC 6 Btle 75 cl*	2022	0,75	30	Col	60,00	**1 800,00**
Château Lafite Rothschild *Pauillac - 1er Cru Classé -Rouge -* *Soit 6 OWC 6 Btle 75 cl*	2022	0,75	36	Col	580,00	**20 880,00**
Château Ducru-Beaucaillou	2022	0,75	12	Col	186,00	**2 232,00**

En passant commande, vous déclarez accepter nos conditions générales de ventes (consultables à cette adresse : https://bit.ly/LegrandAFR)

Legrand et Associés
104 Quai des Chartrons
33300 BORDEAUX
France

Tél.+ 33 5 56 69 15 53

N° id. intracomm. : FR78453302556
SARL au capital de 275 000 €

CIC PARIS ST AUGUSTIN ENTREPRISES
IBAN : FR7630066106460002019310147
BIC : CMCIFRPP

LEGRAND & Associés

Adresse de livraison	Adresse de facturation
Vinvesto, Inc. Adam Lapierre 2800 Patterson Ave. Richmond, VA 23221 Etats-Unis	**Vinvesto, Inc.** Adam Lapierre 2800 Patterson Ave. Richmond, VA 23221 Etats-Unis

FACTURE PRO-FORMA

Votre n° de client	Votre Référence	N° de commande	N° pièce	Date pièce	Page
CTA02341		**CVA007627**	**PFV-23/05-101**	09/05/2023	2
Contact	**Tél.**	**E-mail**			
Laura Peisl	(804) 833-7974	billy@vint.co			

Saint-Julien - 2ème Cru Classé -Rouge -
Soit 2 OWC 6 Btle 75 cl

Château Margaux *Margaux - 1er Cru Classé -Rouge -* *Soit 1 OWC 3 Btle 75 cl*	2022	0,75	**3**	Col	516,00	**1 548,00**
Château Troplong Mondot *Saint-Emilion Grand Cru - Premier Grand Cru Classé B -Rouge -* *Soit 2 OWC 6 Btle 75 cl*	2022	0,75	**12**	Col	102,00	**1 224,00**

Conditions de vente (Incoterms)
Adresse d'enlèvement

C.TVA	% TVA	Montant H.T.	Montant T.V.A.
T0	0	37 108,80	0,00

Nb de colis	Vol Vin (L)	Vol (m3)	Poids (kg)
0			

Devise	EUR	EURO
	Montant H.T.	37 108,80
	Montant T.V.A.	0,00
	Montant TTC	**37 108,80**
	Acompte	0,00
	NET A PAYER	**37 108,80**

Conditions de paiement

en trois échéances

Date d'échéance

31/07/23 11 132,64 EUR
30/10/23 11 132,64 EUR
31/12/23 14 843,52 EUR

En passant commande, vous déclarez accepter nos conditions générales de ventes (consultables à cette adresse : https://bit.ly/LegrandAFR)

Legrand et Associés
104 Quai des Chartrons
33300 BORDEAUX
France

Tél.+ 33 5 56 69 15 53

N° id. intracomm. : FR78453302556
SARL au capital de 275 000 €

CIC PARIS ST AUGUSTIN ENTREPRISES
IBAN : FR7630066106460002019310147
BIC : CMCIFRPP